ADVISORS DISCIPLINED TRUST 1878

                          SUPPLEMENT TO THE PROSPECTUS

     Advent Claymore Convertible Securities and Income Fund II (NYSE: AGC) has merged with and into Advent Claymore Convertible Securities and Income Fund (NYSE: AVK). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Balanced Portfolio now includes shares of Advent Claymore Convertible Securities and Income Fund and will no longer include shares of Advent Claymore Convertible Securities and Income Fund II.

     Supplement Dated:  August 27, 2018















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